EXHIBIT 99


           CERTIFICATION OF PERIODIC FINANCIAL REPORTS

     The undersigned hereby certify that the Quarterly Report on Form 10-QSB of EnSurge, Inc. for the quarterly period ended June 30, 2002 as filed September 20, 2002 with the Securities and Exchange Commission, to the best of our knowledge fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of EuroGas, Inc.



Date: September 20, 2002         /s/ Scott Hosking
                                 --------------------
                                 Scott Hosking
                                 President



Date: September 20, 2002         /s/ Jeff Hanks
                                 ---------------------
                                 Jeff Hanks
                                 Chief Financial Officer
                                 (Principal Financial and
                                 Accounting Officer)